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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  January 24, 1995

                            CRYSTAL BRANDS, INC.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-8994                                     41-1282004
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

               404 Fifth Avenue
              New York, New York                               10018
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 502-6200
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            (Registrant's Telephone Number, Including Area Code)

                                 Unchanged
- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)






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     Item 5.  OTHER EVENTS.

          On January 24, 1995, Crystal Brands, Inc. (the "Company"), which is operating under Chapter 11 of the Bankruptcy Code, and five of its subsidiaries entered into an Asset Sale Agreement with Phillips-Van Heusen Corporation ("PVH") providing for the sale of substantially all of the Company's and its subsidiaries' assets (exclusive of cash and cash equivalents) for a cash purchase price of $114,700,000, subject to a post-closing adjustment based upon the Company's tangible net worth as of the closing date. The purchase price was determined based upon arm's-length negotiations between the Company and PVH. The assets being sold comprise Crystal Brands' apparel and retail businesses and include its Gant, Izod and Salty Dog trademarks. The consummation of the transaction, which is expected to occur by February 28, 1995, is subject to customary closing conditions, including Bankruptcy Court approval, and is also subject to any higher and better offers which may be received by Crystal Brands for the businesses being sold prior to such approval.

          Following the consummation of this transaction, Crystal Brands intends to propose a Chapter 11 plan pursuant to which it will liquidate its remaining assets and distribute its cash to its creditors.

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          2. Asset Sale Agreement, dated as of January 24, 1995, among the Company, five of its subsidiaries and PVH.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CRYSTAL BRANDS, INC.



     Dated: January 30, 1995       By: /s/ Michael B. McLearn
                                       ----------------------
                                       Michael B. McLearn,
                                       Vice President





















     NYFS06...:\46\39746\0023\70\FRM1265K.310
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                                  EXHIBIT INDEX


               Exhibit
               -------


     2.   Asset Sale Agreement, dated as of
          January 24, 1995, among the Company,
          five of its subsidiaries and PVH.